UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 26, 2010 (April 20, 2010)

Chordiant Software, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34179	93-1051328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Boulevard, Suite 400

Cupertino, California 95014

(Address of Principal Executive Offices, Including Zip Code)

(408) 517-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction and Background.

As previously announced, on March 14, 2010, Chordiant Software, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pegasystems Inc., a Massachusetts corporation (“Parent”), and Maple Leaf Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Purchaser commenced a cash tender offer (the “Offer”), disclosed in a Tender Offer Statement on Schedule TO, dated March 24, 2010 (as amended or supplemented, the “Schedule TO”), to purchase all of the outstanding shares (the “Shares”) of common stock, $0.001 par value per share, of the Company, including the associated rights to purchase Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company, issued pursuant to the Rights Agreement, dated as of July 10, 2008, between the Company and American Stock Transfer & Trust Co. LLC, as the rights agent, as amended, at a purchase price of $5.00 per share, net to the holder thereof in cash without interest (the “Offer Price”), and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 24, 2010 (as amended or supplemented, the “Offer to Purchase”), and in the related Letter of Transmittal (as amended or supplemented from time to time), which are included as exhibits to the Schedule TO.

The Offer expired at 12:00 Midnight (one minute after 11:59 p.m.), New York City time, on April 20, 2010. Purchaser was advised by the depositary for the Offer that approximately 24,998,423 Shares were validly tendered and not withdrawn prior to the expiration of the Offer (including 1,110,825 Shares that were tendered pursuant to guaranteed delivery procedures), representing approximately 81.8% of the Shares issued and outstanding as of April 20, 2010. On April 21, 2010, Purchaser accepted for payment all validly tendered and not withdrawn Shares (including Shares tendered to the depositary pursuant to guaranteed delivery procedure) in accordance with the terms and conditions of the Offer and applicable law.

Parent completed its acquisition of the Company on April 21, 2010 through a merger of Purchaser with and into the Company (the “Merger”) in accordance with the “short form” merger procedures available under the General Corporation Law of the State of Delaware (the “DGCL”), which does not require a vote or meeting of the Company’s stockholders. In connection with the Merger, and pursuant to the Merger Agreement, each outstanding Share not tendered in the Offer (other than (a) Shares owned by Parent, Purchaser or any other wholly-owned subsidiary of Parent, (b) Shares owned by the Company or any wholly-owned subsidiary of the Company, in each case immediately prior to the Effective Time (as defined in the Offer to Purchase), and (c) Shares owned by stockholders who have properly and validly exercised their dissenters’ rights of appraisal in respect of such Shares pursuant to the DGCL) was converted into the right to receive the Offer Price, less any required withholding taxes. The Company is the surviving corporation in the Merger and has become a wholly owned subsidiary of Parent. To accomplish the Merger as a “short form” merger, on April 21, 2010, Purchaser exercised a “top-up” option pursuant to which Purchaser purchased additional Shares directly from the Company, upon the terms and subject to the conditions set forth in the Merger Agreement.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the consummation of the Merger and related transactions, the Company no longer fulfills the numerical listing requirements of The Nasdaq Global Market (“Nasdaq”). Accordingly, on April 22, 2010, at the Company’s request, Nasdaq filed with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25, thereby effecting the delisting of the Shares from Nasdaq.

Item 3.02 Unregistered Sales of Equity Securities.

To complete the Merger as a “short form” merger, on April 21, 2010, Purchaser exercised a “top-up” option pursuant to which Purchaser purchased additional Shares directly from the Company, and accordingly, the Company issued 43,435,562 Shares (the “Top-Up Shares) at a price per share of $5.00, which resulted in an aggregate purchase price for such Shares of $217,177,810.00 (the “Purchase Price”). Purchaser paid the Purchase Price for such Shares by delivery of a promissory note to the Company.

The Company offered and sold the Top-Up Shares as a private placement pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on the representations made by Purchaser that it was an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and that it had the necessary investment intent as required by Section 4(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Merger, and pursuant to the Merger Agreement, each outstanding Share not tendered in the Offer (other than (a) Shares owned by Parent, Purchaser or any other wholly-owned subsidiary of Parent, (b) Shares owned by the Company or any wholly-owned subsidiary of the Company, in each case immediately prior to the Effective Time (as defined in the Offer to Purchase), and (c) Shares owned by stockholders who have properly and validly exercised their dissenters’ rights of appraisal in respect of such Shares pursuant to the DGCL) was converted into the right to receive the Offer Price, less any required withholding taxes.

Item 5.01 Changes in Control of Registrant.

Parent completed its acquisition of the Company on April 21, 2010 through the Merger and in accordance with the “short form” merger procedures available under the DGCL, which does not require a vote or meeting of the Company’s stockholders. In connection with the Merger, and pursuant to the Merger Agreement, each outstanding Share not tendered in the Offer (other than (a) Shares owned by Parent, Purchaser or any other wholly-owned subsidiary of Parent, (b) Shares owned by the Company or any wholly-owned subsidiary of the Company, in each case immediately prior to the Effective Time (as defined in the Offer to Purchase), and (c) Shares owned by stockholders who have properly and validly exercised their dissenters’ rights of appraisal in respect of such Shares pursuant to the DGCL) was converted into the right to receive the Offer Price, less any required withholding taxes. The Company is the surviving corporation in the Merger and has become a wholly-owned subsidiary of Parent. Following the Merger, Parent owns 100% of the voting securities of the Company.

Purchaser had sufficient cash on hand at the expiration of the Offer to pay the Offer Price for all Shares that were tendered in the Offer because Parent contributed or otherwise advanced funds to Purchaser to enable Purchaser to pay for the Shares that were tendered in the Offer. Parent used its working capital to make such cash contribution to Purchaser.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

As of the effective time of the Merger on April 21, 2010, in connection with the Merger, the following directors voluntarily resigned from the Company’s board of directors (the “Board”): Daniel A. Gaudreau, Charles E. Hoffman, William J. Raduchel, David R. Springett, Steven R. Springsteel, Richard G. Stevens and Allen A.A. Swann. At the time of resignation, William J. Raduchel, David R. Springett and Richard G. Stevens were each members of the Company’s Audit Committee. At the time of their resignation, Daniel A. Gaudreau, Charles E. Hoffman and Richard G. Stevens were each members of the Company’s Compensation Committee. At the time of their resignation, David R. Springett, Richard G. Stevens and Allen A.A. Swann were each members of the Company’s Nominating and Corporate Governance Committee.

As of the effective time of the Merger, Alan Trefler, Craig Dynes and Shawn Hoyt, the directors of Purchaser immediately prior to the effective time of the Merger, became directors of the Company as the surviving corporation of the Merger.

Bonus Plans

On April 20, 2010, the Board approved of certain amendments to certain of the Company’s Bonus Plans as set forth below.

The Chordiant Software Inc. Fiscal Year 2010 Executive Bonus Plan, the Chordiant Software Inc. Fiscal Year 2010 Senior Vice President and General Manager Worldwide Client Services Incentive Bonus Plan, and the Chordiant Software, Inc. Fiscal Year 2010 General Counsel Incentive Bonus Plan were each amended to provide for the payment of bonuses on or prior to the consummation of the Merger to certain of their respective participants in an amount not to exceed 100% of such participant’s 2010 annual bonus target, with such payment calculated based on the assumption that the Company has attained 100% of the annual goals set forth therein, and pro-rated for any period of the Company’s fiscal quarter that is completed prior to the Merger. The aggregate amount of bonuses payable pursuant to such amendments shall not exceed $1,000,000 in the aggregate per fiscal quarter, and shall be pro-rated for any period of a fiscal quarter completed prior to the Merger.

Chordiant Software, Inc. Fiscal Year 2010 Executive Bonus Plan, as amended

Pursuant to the Chordiant Software, Inc. Fiscal Year 2010 Executive Bonus Plan, as amended, the following bonuses were approved for payment to following Section 16 officers of the Company, representing payment of 100% of such individual participant’s target bonus for the Company’s second fiscal quarter ended March 31, 2010:

Peter Norman	$38,822
Raymond Gerber	$37,500
Marchai Bruchey	$30,000

In addition, the Board approved an aggregate amount of $216,309 to be payable to other participants of such plan, representing payment of 100% of such individual participant’s target bonus for the Company’s second fiscal quarter ended March 31, 2010.

In addition, the Board also approved a payment of bonuses to such participants in an amount equal to 100% of such participant’s target bonuses prorated for the portion of the third quarter of the Company’s fiscal year ending on the date that Purchaser acquires a majority of the outstanding shares of the Company (the “Q3 Stub Period”).

Chordiant Software, Inc. Fiscal Year 2010 Senior Vice President and General Manager Worldwide Client Services Incentive Bonus Plan, as amended

Pursuant to the Chordiant Software, Inc. Fiscal Year 2010 Senior Vice President and General Manager Worldwide Client Services Incentive Bonus Plan, as amended, the Board approved (a) a bonus payment of $52,327 to P.K. Karnik, representing payment of 100% of such individual participant’s target bonus for the Company’s second fiscal quarter ended March 31, 2010, and (b) a bonus payment to Mr. Karnik in an amount equal to 100% of his target bonus prorated for the Q3 Stub Period.

Chordiant Software, Inc. Fiscal Year 2010 General Counsel Incentive Bonus Plan, as amended

Pursuant to the Chordiant Software, Inc. Fiscal Year 2010 General Counsel Incentive Bonus Plan, as amended, the Board approved (a) a bonus payment of $40,153 to David Zuckerman, representing payment of 100% of such individual participant’s target bonus for the Company’s second fiscal quarter ended March 31, 2010, and (b) a bonus payment to Mr. Zuckerman in an amount equal to 100% of his target bonus prorated for the Q3 Stub Period.

The foregoing is only a brief description of the material terms of the Company’s bonus plans, does not purport to be complete, and is qualified in its entirety by reference to the Amendment to Chordiant Software, Inc. Fiscal Year 2010 Executive Incentive Bonus Plan, the Amendment to Chordiant Software, Inc. Fiscal Year 2010 Senior Vice President and General Manager Worldwide Client Services Incentive Bonus Plan, and the Amendment to Chordiant Software, Inc. Fiscal Year 2010 General Counsel Incentive Bonus Plan, each of which are filed as exhibits herewith, along with the Chordiant Software, Inc. Fiscal Year 2010 Executive Incentive Bonus Plan, Chordiant Software, Inc. Fiscal Year 2010 Senior Vice President and General Manager Worldwide Client

Services Incentive Bonus Plan, and Chordiant Software, Inc. Fiscal Year 2010 General Counsel Incentive Bonus Plan filed as Exhibits to the Company’s Form 10-Q filed on January 28, 2010, each of which is incorporated herein by reference.

Other Compensation Arrangements

At the Company’s second quarter business review meeting, each of the Company’s sales vice presidents submitted preliminary customer commitments expected for such quarter for their respective regions, and an incentive program was established to provide a bonus payment of $10,000 to be paid to the vice president who most exceeded his or her customer commitment amount. On April 20, 2010, the Board approved a cash bonus of $10,000 to P.K. Karnik in connection with Mr. Karnik’s attainment of such incentive program.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2010, in connection with the Merger, the Company’s certificate of incorporation was amended and restated (the “Amended Charter”) to be substantially in the form of Purchaser’s certificate of incorporation as in effect immediately prior to the effective time of the Merger. Also on April 21, 2010, in connection with the Merger, the Bylaws of the Company (the “Amended Bylaws”) were amended and restated in substantially the form of Purchaser’s bylaws as in effect immediately prior to the effective time of the Merger. The Amended Charter and the Amended Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Chordiant Software, Inc.

3.2	Amended and Restated Bylaws of Chordiant Software, Inc.

10.78 *	Amendment to Chordiant Software, Inc. Fiscal Year 2010 Executive Incentive Bonus Plan

10.79 *	Amendment to Chordiant Software, Inc. Fiscal Year 2010 Senior Vice President and General Manager Worldwide Client Services Incentive Bonus Plan

10.80 *	Amendment to Chordiant Software, Inc. Fiscal Year 2010 General Counsel Incentive Bonus Plan

*	Management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHORDIANT SOFTWARE, INC.

Dated: April 26, 2010	By:	/s/ Shawn Hoyt
Shawn Hoyt
Vice President and Assistant Secretary

Exhibit Index

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Chordiant Software, Inc.

3.2	Amended and Restated Bylaws of Chordiant Software, Inc.

10.78 *	Amendment to Chordiant Software, Inc. Fiscal Year 2010 Executive Incentive Bonus Plan

10.79 *	Amendment to Chordiant Software, Inc. Fiscal Year 2010 Senior Vice President and General Manager Worldwide Client Services Incentive Bonus Plan

10.80 *	Amendment to Chordiant Software, Inc. Fiscal Year 2010 General Counsel Incentive Bonus Plan

*	Management contract or compensatory plan or arrangement